UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

|_|   Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|   Definitive Information Statement


                                 XACT AID, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                              INFORMATION STATEMENT
                                       OF
                                 XACT AID, INC.
                      10/F., Block A, Wo Kee Hong Building
                            585-609 Castle Peak Road
                           Kwai Chung, N.T. Hong Kong

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The actions described in this Information Statement have already been approved by our majority stockholders. A vote of the remaining stockholders is not necessary.

      This Information Statement is first being furnished on or around December 7, 2006 to the stockholders of record as of the close of business on November 29, 2006 the common stock of Xact Aid, Inc., a Nevada corporation (the "Company").

      The Board of Directors of the Company has approved, and a total of two shareholders holding a total of 1,288,518 shares of the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock") that are entitled to vote on the matters described in this information statement, have consented in writing to the actions described below. The shares of the Company's capital stock entitled to vote on these actions are referred to in this information statement as the "Voting Shares." The holders of the Series A Preferred Stock have voting rights on an as-converted basis and pursuant to the Certificate of Designation for the Series A Preferred Stock, the Series A Preferred Stock held by the two consenting stockholders would convert into 118,807,157 Voting Shares, which is approximately 70.5% of the total Voting Shares entitled to vote on the actions referred to herein. Such approval and consent constitute the approval and consent of holders of a majority of the total number of the Voting Shares and are sufficient under the Nevada Revised Statutes and the Company's Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this information statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation 14C.

                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING SHAREHOLDERS

GENERAL

      The Company will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of the Company's common and preferred stock.

      The Company will only deliver one information statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this information statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

                                 XACT AID, INC.
                      10/F., Block A, Wo Kee Hong Building
                            585-609 Castle Peak Road
                           Kwai Chung, N.T. Hong Kong
                              Tel: (852) 2514-4880

                     INFORMATION ON CONSENTING STOCKHOLDERS

      Pursuant to the Company's Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the "Voting Shares") is required to effect the action described herein. The Company's Articles of Incorporation does not authorize cumulative voting. As of the record date, there were 26,929,180 issued and outstanding shares of common stock ("Common Stock"), and 1,533,973 issued and outstanding shares of Series A Convertible Preferred stock ("Series A Preferred") with voting rights equal to 141,439,195 shares of Common Stock. Pursuant to Nevada Revised Statute 78.320, a total of two (2) consenting shareholders voted in favor of the actions described herein in a joint written consent, dated November 22, 2006, attached hereto as Exhibit 1. These two consenting shareholders are the record and beneficial owner of a total of 1,288,518 shares of the issued and outstanding Series A Preferred Stock. Per the Certificate of Designation (the "Certificate") which designated the rights afforded to holders of the Company's Series A Preferred Stock, Series A Preferred stockholders are entitled to the number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock could be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock. Each share of Series A Preferred Stock is convertible into approximately 92.2045 shares of Common Stock. Accordingly, the Series A Preferred shareholders own the voting rights to 118,807,157 or approximately 70.5% of the total issued and outstanding Voting Shares of the Company on an as-converted basis. No consideration was paid for the consents of the consenting shareholders. The consenting shareholders' names, affiliations with the Company, and their beneficial holdings are summarized follows:


 SERIES A PREFERRED SHAREHOLDERS:                   Affiliation            Number of Voting Shares    Percentage of Voting
                                                                                                           Shares (1)
 Corich Enterprises  Inc. (2)              Series A Convertible Preferred         67,057,843                  39.8%
                                                     Stockholder
 Happy Emerald Ltd. (3)                    Series A Convertible Preferred         51,749,314                  30.7%
                                                     Stockholder

 Total                                                                           118,807,157                  70.5%

 -------------------------------

(1) Based on 168,368,375 Voting Shares outstanding after giving effect to issuances in connection with share exchange transaction (the "Share Exchange") that took place by and among the Company, Technorient Limited, a Hong Kong corporation and the shareholders of Technorient in September 2006, including the issuance of 972,728 shares of the Company's Series A Convertible Preferred Stock, share cancellations, debt conversions by holders of the Company's Callable Secured Notes, the issuance of the consulting shares to Happy Emerald Ltd., and the number of outstanding shares also assumes the full conversion of the Series A Preferred Stock that was issued in connection with Share Exchange. The Share Exchange is more fully described in the Company's Current Report on Form 8-K that was filed with the SEC on September 8, 2006, and is incorporated herein by reference.

(2) The shares are calculated based on 727,273 shares of Series A Convertible Preferred Stock, each share convertible into 92.2045 shares of Common stock.

(3) Calculated based on 561,245 shares of Series A Convertible Preferred Stock, each share convertible into 92.2045 shares of Common stock. Mr. Charles Miseroy, the former CFO of the Company, is the controlling equity holder of Happy Emerald Ltd., the record owner of the shares of Series A Preferred Stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

      None.

PROPOSALS BY SECURITY HOLDERS

      None.

DISSENTERS' RIGHT OF APPRAISAL

      None.

RECENT CHANGES IN CONTROL

September 2006 Change in Control

      As of August 31, 2006, the Company had 26,229,180 outstanding shares of common stock and 1,533,973 outstanding shares of preferred stock. The Company's Articles of Incorporation provides for authorized capital of two hundred million shares (200,000,000) of which one hundred million (100,000,000) are $0.001 par value common stock and one hundred million (100,000,000) are $0.001 par value preferred stock. Prior to the Share Exchange, Federico G. Cabo, director, owned 3,000,000 shares of common stock, and Fred De Luca, Secretary and director, owned 6,000,000 shares of common stock. Pursuant to the Share Exchange, the Company cancelled 9,000,000 shares of common stock owned by Messrs. De Luca and Cabo (the "Share Cancellations").

      In connection with the Share Exchange, the Company issued (i) to Corich and Adamczyk an aggregate of 972,728 shares of the Series A Preferred stock in exchange for 49% of the issued and outstanding shares of Technorient, (ii) 561,245 shares of Series A Preferred Stock (the "Consulting Shares") to Happy Emerald Ltd. for consulting services to be provided to Technorient after the Exchange, and (iii) an aggregate of 21,629,339 shares of Common Stock in connection with the debt conversions that included the conversion of the Company's Callable Secured Notes in the principal amount of $1,000,000, which was converted into 5,029,339 shares of the Company's Common Stock, and also the conversion of a note payable (assignment of pending patent) in the principal amount of $950,000, which was converted into 16,600,000 shares of the Company's common stock. The shares of common stock issued in connection with the conversion of such notes (the "Debt Conversion") are referred to herein as the "Conversion Shares." Each share of Series A Convertible Preferred Stock is convertible into 92.2045 shares of the Company's Common Stock (subject to customary adjustments for stock splits, reorganizations, recapitalizations, etc.), has a liquidation preference of $4.00, has voting rights on an as converted basis, and does not have any mandatory dividend rights. As a result, after giving effect to the Share Exchange, the Debt Conversions, the issuance of the Consulting Shares and the Share Cancellations, as of the Share Exchange, the total issued and outstanding shares of the Company's common stock assuming conversion of the Series A Preferred Stock was 167,668,375 shares.

      Immediately following the completion of the Share Exchange and pursuant to the Share Exchange Agreement, Richard Man Fai Lee and Herbert Adamczyk were elected to the Company's board of directors, and Robert G. Pautsch resigned as Chief Executive Officer and director, Charles Miseroy resigned as Chief Financial Officer, and Richard Man Fai Lee, Herbert Adamczyk and Joseph Tik Tung Wong ("Joseph Wong") were elected as Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively.

      A more detailed description of the above Share Exchange transactions can be found in the Company's Current Report on Form 8-K filed with the SEC on September 8, 2006.

      On October 9, 2006, Richard Man Fai Lee resigned as the Registrant's Chief Executive Officer and Joseph Wong resigned as Chief Financial Officer, and Robert Pautsch was appointed interim Chief Executive Officer and Charles Miseroy was appointed interim Chief Financial Officer. Messrs. Pautsch and Miseroy previously served as the Registrant's Chief Executive Officer and the Chief Financial Officer, respectively, from September 2005 to September 2006. Messrs. Pautsch and Miseroy were re-appointed to serve as interim Chief Executive
Officer and interim Chief Financial Officer in order to (i) complete the Registrant's fiscal June 30, 2006 books and records, and (ii) assist the Registrant in its transition from its prior operations to the operations that will be conducted by the Registrant following the September 2006 reorganization with Technorient, Limited. Richard Man Fai Lee and Joseph Wong were expected to return as the Registrant's Chief Executive Officer and Chief Financial Officer after the completion by Messrs. Pautsch and Miseroy of the foregoing interim tasks.

      On November 6, 2006, Messrs. Robert Pautsch and Charles Miseroy resigned as interim Chief Executive Officer and Chief Financial Officer, respectively. In addition, Mr. Fred De Luca resigned as the Company's Secretary. On November 6, 2006, the Board appointed Mr. Richard Man Fai Lee as Chief Executive Officer and President, Mr. Joseph Wong as Chief Financial Officer and Treasurer, and Ms. Phyllis Ng as the Company's Corporate Secretary.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of our common stock as of November 22, 2006, for each of the following persons:

      o     each of our directors and named executive officers;

      o     all directors and named executive officers as a group; and

      o each person who is known by us to own beneficially five percent or more of our common stock.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. Unless otherwise indicated, the address of each beneficial owner listed below is 10/F., Block A, Wo Kee Hong Building, 585-609 Castle Peak Road, Kwai Chung, N.T. Hong Kong. The percentage of class beneficially owned, as explained more fully in footnote (1) to the table below, is based on 168,368,375 shares of common stock outstanding on November 22, 2006.

                                                                                    Number of
                                                                                     Shares            Percentage of
 Names:                                                                           beneficially      class beneficially
                                                                                      owned              owned (1)
 ------------------------------------------------------------------------------------------------------------------------
 Name of Executive Officers and Directors
 ------------------------------------------------------------------------------------------------------------------------
   Richard Man Fai Lee, CEO, President and Director (2)                                           0                  --
   Herbert Adamczyk, Chief Operating Officer and Director (3)                            15,423,323                 9.2%
   Joseph Wong, Chief Financial Officer and Treasurer                                             0                  --
   Phyllis Ng, Corporate Secretary                                                                0                  --
   Federico G. Cabo, Director                                                                     0                  --
   Fred De Luca, Director                                                                    23,820                   *
 ------------------------------------------------------------------------------------------------------------------------
 Name of Beneficial Owner:
 ------------------------------------------------------------------------------------------------------------------------
    Main Pacific Ltd. (6)                                                                11,680,000                 6.9%
    Corich Enterprises Inc. (4)                                                          67,057,843                39.8%
    Wo Kee Hong (Holdings) Limited (4)                                                   67,057,843                39.8%
    Happy Emerald Ltd. (5)                                                               51,749,314                30.7%
 ------------------------------------------------------------------------------------------------------------------------
 All directors and executive officers as a group (6 persons)                             15,423,323                 9.2%
 ------------------------------------------------------------------------------------------------------------------------

    * denotes holdings of less than 1%

-----------------------------------------------

(1) Based on 168,368,375 Voting Shares outstanding after giving effect to issuances in connection with share exchange transaction (the "Share Exchange") that took place in September 2006, including the issuance of 972,728 shares of the Company's Series A Convertible Preferred Stock, share cancellations, debt conversions by holders of the Company's Callable Secured Notes, the issuance of the consulting shares to Happy Emerald Limited, and also assumes the full conversion of the Series A Preferred Stock that was also issued in connection with Share Exchange. The Share Exchange is more fully described in the Company's Current Report on Form 8-K that was filed with the SEC on September 8, 2006, and is incorporated herein by reference.

(2) Mr. Richard Man Fai Lee is the Executive Chairman and Chief Executive Officer of Wo Kee Hong (Holdings) Limited. Mr. Lee is one of the beneficiaries of a discretionary trust the trustee of which holds a 52.85% interest in Wo Kee Hong (Holdings) Limited. Mr. Lee disclaims beneficial ownership of the shares of the Company beneficially owned by Wo Kee Hong (Holdings) Limited.

(3) Calculated based on 167,273 shares of Series A Convertible Preferred Stock, each share convertible into 92.2045 shares of common stock.

(4) Wo Kee Hong (Holdings) Limited ("Wo Kee Hong") is the parent of Corich Enterprises Inc., which, in turn, is the stockholder of record of these shares, and Wo Kee Hong was one of the selling shareholders of Technorient in the Share Exchange. The shares are calculated based on 727,273 shares of Series A Convertible Preferred Stock, each share convertible into
      92.2045 shares of common stock.

(5) Calculated based on shares of Series A Convertible Preferred Stock, each share convertible into 92.2045 shares of common stock. Mr. Charles Miseroy, former CFO of Xact Aid, is the controlling equity holder of Happy Emerald Ltd., the record owner of the shares of Series A Preferred Stock. Happy Emerald Ltd.'s address is 12318 Foxcroft Place, Granada Hills, California 91344-1621.

(6) Main Pacific Ltd.'s address is: OMC Chambers, P.O. Box 3152, Road Town, Tortola, British Virgin Islands.



                        NOTICE TO STOCKHOLDERS OF ACTIONS
                  APPROVED BY CONSENTING MAJORITY STOCKHOLDERS

      The following actions were approved by written consent of the Board of Directors and the consenting majority stockholders:

                                    ACTION 1

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                        TO INCREASE THE AUTHORIZED SHARES

      The Company's Board of Directors and its consenting majority stockholders have adopted and approved an amendment to increase the number of the Company's authorized shares of capital stock from 200,000,000 to 500,000,000 total authorized shares of capital stock. The capital stock shall consist of 400,000,000 authorized shares of common stock, $0.001 par value per share, and 100,000,000 authorized shares of preferred stock, with a par value $0.001 per share (hereinafter the "Authorized Shares Amendment"). The text of the resolutions approving the amendment is attached hereto as Exhibit 1.

      The Authorized Shares Amendment will be implemented by filing a Certificate of Amendment with the Secretary of State of the State of Nevada, a form of which is attached as Exhibit A to the resolution set forth as Exhibit 1. Under Federal Securities laws, the Company cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement.

      As of the record date, the authorized number of shares of the Company's common stock is 100,000,000, of which 26,929,180 shares are outstanding, and the authorized number of shares of the Company's preferred stock is 100,000,000. If we are authorized to issue 400,000,000 shares of common stock, then we will be able to issue approximately an additional 373,070,820 shares of common stock.

      Other than the issuance of common stock to convert our outstanding shares of Series A Preferred Stock, we have no current plans to issue any of the additional authorized but unissued shares of common stock that will become available as a result of the filing of the Certificate of Amendment. The Management of the Company believes that additional authorized shares are needed to provide the Company adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions, which might require the issuance of common stock. The future issuance of additional shares of common stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

      Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of the Company in effect on the date of this Information Statement, the Company's stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving the Company.

      Following the Authorized Shares Amendment, the number of authorized shares of the Company's preferred stock will remain at 100,000,000 shares, while the outstanding shares and the authorized shares of the Company's common stock will be as follows:


                                       Common Stock Outstanding    Authorized Common Stock
                                       ------------------------    -----------------------
Pre Authorized Shares Amendment               26,929,180                 100,000,000

Post Authorized Shares Amendment              26,929,180                 400,000,000


                                    ACTION 2

                  AMENDMENT TO THE ARTICLES OF INCORPORATION TO
                            CHANGE THE COMPANY'S NAME

      The consenting stockholders adopted and approved an amendment to the Company's Articles of Incorporation to change the Company's name to "China Premium Lifestyle Enterprise, Inc." (the "Name Change").

      The Name Change will be implemented by filing a Certificate of Amendment with the Secretary of State of the State of Nevada ("Certificate of Amendment"). The text of the Certificate of Amendment is attached to this Information Statement as Exhibit A of the resolutions approving the Name Change, which are attached to this Information Statement as Exhibit 1. The Certificate of Amendment will become effective once it is filed with the Secretary of State of Nevada. Under Federal securities laws, the Company cannot file the Certificate of Amendment until at least 20 days after mailing this Information Statement to our stockholders.

      The consenting stockholders approved the Name Change based on management's recommendation and view that the name "China Premium Lifestyle Enterprise, Inc." provides for improved branding and a better description of the Company's business and operations. The consenting stockholders also approved, based on management's recommendation, a Certificate of Amendment to the Company's Certificate of Incorporation in order to effectuate the Name Change.

                       WHERE YOU CAN FIND MORE INFORMATION

      We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

                                    EXHIBIT 1

                          JOINT WRITTEN CONSENT OF THE
                               BOARD OF DIRECTORS
                                       AND
                            THE MAJORITY STOCKHOLDERS
                                       OF
                                 XACT AID, INC.,
                              a Nevada Corporation

      The undersigned, being all of the members of the Board of Directors and the holders of at least a majority of the outstanding voting stock of Xact Aid, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.207, 78.385, 78.390, 78.315 and 78.320 of the Nevada
Revised Statutes, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of November 22, 2006:

                     AMENDMENT TO ARTICLES OF INCORPORATION
               TO INCREASE THE AUTHORIZED SHARES OF CAPITAL STOCK

      WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding shares of the Corporation, that it is in the best interests of the Corporation and its stockholders the authorized shares of capital stock of the Corporation be increased to an aggregate total of 500,000,000 shares of capital stock with a par value of $0.001 per share, and which capital stock shall include 400,000,000 authorized shares of common stock with a par value of $0.001 per share, and 100,000,000 authorized shares of preferred stock with a par value of $0.001 per share (this amendment is hereinafter referred to as the "Authorized Shares Amendment"), as set forth in the Certificate of Amendment Pursuant to NRS 78.385 and 78.390 attached hereto as Exhibit A (the "Certificate of Amendment");

      WHEREAS, subject to and in compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Nevada Revised Statutes, it is deemed to be in the best interests of the Corporation and its stockholders that the Corporation set a record date of November 29, 2006 (the "Record Date") in connection with the notice required for the Authorized Shares Amendment and also the Name Change discussed below;

      NOW,   THEREFORE,   BE  IT  RESOLVED,   that,  the  undersigned   majority
      stockholders and the Board of Directors hereby adopt and approve the Authorized Share Amendment;

      RESOLVED FURTHER, that subject to and in compliance with the Exchange Act, the Corporation is hereby authorized to file with the Secretary of State of the State of Nevada a Certificate of Amendment that is substantially in the form set forth in Exhibit A hereto, in order to increase the number of authorized shares of the Corporation's capital stock to an aggregate total of 500,000,000 shares of capital stock with a par value of $0.001 per share, and which capital stock shall consist of 400,000,000 authorized shares of common stock with a par value of $0.001 per share, and 100,000,000 authorized shares of preferred stock with a par value of $0.001 per share;

      RESOLVED FURTHER, that stockholders of record on November 29, 2006 are the stockholders entitled to consent to the Certificate of Amendment and to receive notice of such action pursuant to Rule 14c-2 of the Securities Exchange Act of 1934;

      RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the "Schedule 14C") informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

      RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file the Certificate of Amendment with the Secretary of State of the State of Nevada, in accordance with applicable law;

      RESOLVED FURTHER, that any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

      RESOLVED FURTHER, that any action or actions heretofore taken by any executive officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                                  (NAME CHANGE)

      WHEREAS, it is proposed that the Corporation amend its Articles of Incorporation to change the name of the Corporation (the "Name Change") to "China Premium Lifestyle Enterprise, Inc."

      NOW, THEREFORE, BE IT RESOLVED, that the undersigned majority stockholders and the Board of Directors hereby adopt and approve the Name Change to "China Premium Lifestyle Enterprise, Inc.";

      RESOLVED FURTHER, that, to effectuate the Name Change, Article One of the Corporation's Articles of Incorporation, as amended and in effect on the date hereof (the "Articles of Incorporation"), shall be amended and restated by the Corporation's filing of a Certificate of Amendment to the Articles of Incorporation which shall state that the Name of the Corporation shall be amended and restated as "China Premium Lifestyle Enterprise, Inc."

      RESOLVED FURTHER, that any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the "Schedule 14C") informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

      RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file the Certificate of Amendment with the Secretary of State of the State of Nevada that is substantially in the form as set forth in Exhibit A hereto, in accordance with applicable law;

      RESOLVED FURTHER, that any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

      RESOLVED FURTHER, that any action or actions heretofore taken by any executive officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

        [Remainder of Page Left Blank Intentionally. Signatures follow.]

      This Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the stockholders of this Corporation.

      This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

      IN WITNESS WHEREOF, the undersigned, being all of the Directors of the Corporation and the holders of at least a majority of the Corporation's outstanding voting stock, have executed this Written Consent on and effective for all purposes as of the date first written above.

      MAJORITY STOCKHOLDERS:                        DIRECTORS:

      Corich Enterprises Inc.                       /s/ Richard Man Fai Lee
                                                    --------------------------
      /s/ Richard Man Fai Lee                       Richard Man Fai Lee
      ----------------------------------            Dated: November 22, 2006
      By: Richard Man Fai Lee
      Its:  Director                                /s/ Herbert Adamczyk
      Shares: 727,273 Shares of Series A            --------------------------
      Convertible Preferred Stock with              Herbert Adamczyk
      voting rights equal to 67,057,843             Dated: November 22, 2006
      shares of Common Stock
      Dated: November 22, 2006
                                                    /s/ Federico G. Cabo
                                                    --------------------------
      Happy Emerald Ltd.                            Federico G. Cabo
                                                    Dated: November 22, 2006
      /s/ Charles Miseroy
      ----------------------------------            /s/ Fred De Luca
      By: Charles Miseroy                           --------------------------
      Its: Chief Executive Officer                  Fred De Luca
      Shares: 561,245 Shares of Series A            Dated: November 22, 2006
      Convertible Preferred Stock
      with voting rights equal to 51,749,314
      shares of Common Stock
      Dated: November 22, 2006

                                    EXHIBIT A

                        FORM OF CERTIFICATE OF AMENDMENT

                           CERTIFICATE OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1.    Name of corporation: XACT AID, INC.

2. The articles have been amended as follows (provide article numbers, if available):

      Article numbered "1." is hereby deleted in its entirety and the following Article "1." is substituted in lieu thereof:

      1. Name of              China Premium Lifestyle Enterprise, Inc.
         Corporation:

      Article numbered "3." is hereby deleted in its entirety and the following Article "3." is substituted in lieu thereof:

      3. Shares:              The total number of shares which this  Corporation
         (number of shares    is authorized to issue is 500,000,000 shares. This
         corporation          Corporation  is  authorized  to issue  400,000,000
         authorized to issue) shares of Common Stock and  100,000,000  shares of
                              Preferred   Stock.   The  Common   Stock  and  the
                              Preferred  Stock  shall  each  have a par value of
                              $0.001  per share.  The  Preferred  Stock,  or any
                              series  thereof,  shall  have  such  designations,
                              preferences and relative, participating,  optional
                              or  other  special   rights  and   qualifications,
                              limitations  or  restrictions  thereof as shall be
                              expressed  in  the   resolution   or   resolutions
                              providing  for the issue of such stock  adopted by
                              the Board of Directors  and may be made  dependent
                              upon facts  ascertainable  outside such resolution
                              or resolutions of the Board of Directors, provided
                              that the matter in which such facts shall  operate
                              upon such  designations,  preferences,  rights and
                              qualifications;  limitations  or  restrictions  of
                              such  class or  series  of stock  is  clearly  and
                              expressly   set   forth  in  the   resolution   or
                              resolutions providing for the issuance of such stock by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 70.5%

4.    Effective date of filing (optional): ____________________

5.    Officer Signature (required): ________________________


                                       A-1